Exhibit 99.1

  Greene County Bancshares Reports 14% Higher Third Quarter Earnings

    GREENEVILLE, Tenn.--(BUSINESS WIRE)--Oct. 18, 2005--Greene County Bancshares, Inc. (NASDAQ/NM:GCBS) today announced record results for the third quarter and nine-month period ended September 30, 2005. These results continued to reflect the strong momentum seen in the Company's operations during the first half of the year, underscoring ongoing expansion in new Middle Tennessee markets - accomplished through acquisitions and the formation of a new banking unit - as well as the Company's continued growth in attractive markets in Knoxville and Maryville, Tennessee, and surrounding areas.
    For the third quarter of 2005, net income increased 14% to $3,676,000 compared with $3,213,000 in the year-earlier period. Net income per diluted share for the period increased 12% to $0.47 from $0.42 in the third quarter last year. Net interest income for the third quarter increased 17% to $14,548,000 from $12,412,000 in the year-earlier period. Net interest income after provision for loan losses rose 13% to $12,844,000 in the third quarter of 2005 versus $11,350,000 in the same period last year.
    Greene County Bancshares' provision for loan losses for the third quarter increased to $1,704,000 from $1,062,000 in the same period last year, commensurate with an underlying increase in loan originations and a 24% year-over-year increase in the Company's loan portfolio. Volume-driven additions to the provision continued to be partially offset by ongoing improvements in the Company's overall asset quality.
    Commenting on the third quarter results, Stan Puckett, Chairman and Chief Executive Officer, said, "We are very pleased to report the continued progress and profitability of the Company in the third quarter. Annualized loan growth for the third quarter was over 19% and continues to be driven by our recent expansions in Knoxville and Nashville, as well as good performance in Sullivan and Washington Counties - two of our legacy markets. Credit quality trends remained favorable with third quarter net charge-offs of $943,000 (representing an annualized ratio to average total loans of 0.32%) and bank-only net charge-offs of $611,000 (representing an annualized ratio to average total loans of 0.21%). On the other side of the balance sheet, the High Performance Checking program we initiated in February continued to produce good results for us, with 4,075 new accounts opened during the third quarter.
    "Noninterest income increased 26% in the third quarter of 2005 versus the same period in 2004, led primarily by increases in service charges," Puckett continued. "Net interest margin compressed by three basis points in the third quarter to 4.54%, continuing a trend that reemerged in the fourth quarter of 2004. The third quarter efficiency ratio was 58.28%, which is closer to our historical range."
    Concluding, Puckett added, "As we approach the end of 2005, the ongoing growth and expansion we are experiencing in newer markets across the state of Tennessee - as well as those we have served for a longer time - encourage us to believe that we can continue to grow profitably in this environment, maintain a strong balance sheet with sound asset quality, and provide attractive returns for our shareholders."
    Commenting further on other third quarter developments, Puckett noted that the Company's subsidiary, Greene County Bank, recently completed the purchase of five branch offices in Clarksville, Tennessee, from Old National Bank. This transaction further expands the Company's presence in Middle Tennessee and marks its entry into one of Tennessee's fastest-growing cities. The acquired branches had a combined total of approximately $173 million in deposits and $115 million in loans outstanding when the transaction was completed in early October. In a related matter, the Company also completed a public offering of 1,833,043 shares of its common stock in late September, raising approximately $44 million in new capital, net of offering costs. Greene County Bancshares contributed approximately $35 million of the offering's net proceeds to provide capital for the acquisition of the five Clarksville branches. The remainder of the net proceeds will be used for general corporate purposes and to support Greene County Bank's internal growth and capital needs.
    For the nine months ended September 30, 2005, net income increased 11% to $10,325,000 from $9,340,000 in the first nine months of 2004.
Net income per diluted share for the first nine months increased 10% to $1.33 from $1.21 in the comparable 2004 period. Net interest income after provision for loan losses increased 15% to $37,561,000 for the year-to-date period in 2005 compared with $32,528,000 in the same period last year. For the nine months ended September 30, 2005, the Company's provision for loan losses was $4,386,000, up 17% from $3,747,000 in the same quarter last year.
    At September 30, 2005, the Company's total assets increased 14% to $1,405,580,000 from $1,233,403,000 at December 31, 2004, and were 25%
ahead of the $1,120,228,000 in total assets reported as of September 30, 2004. Net loans, including loans held for sale, increased 16% to $1,201,692,000 at September 30, 2005, from $1,032,297,000 at December
31, 2004, and were 24% higher than net loans, including loans held for sale, of $968,521,000 at September 30, 2004. Deposits increased 14% to $1,134,864,000 at September 30, 2005, from $998,022,000 at December
31, 2004, and were 29% ahead of deposits of $878,088,000 as of September 30, 2004. Total shareholders' equity increased 47% to $160,307,000 at September 30, 2005, versus $108,718,000 at December
31, 2004, and was 48% higher than total shareholders' equity of $108,014,000 at September 30, 2004.
    Annualized return on average shareholders' equity for the third quarter and the nine months ended September 30, 2005, was 12.52% and 12.08%, respectively, versus 11.91% and 11.77%, respectively, for the comparable periods last year. Return on average total assets for the third quarter and nine months ended September 30, 2005, was 1.07% and 1.04%, respectively, compared with 1.15% and 1.11%, respectively, for the same periods in 2004.

    Greene County Bancshares, Inc., with total assets of approximately $1.4 billion, is the holding company for Greene County Bank, headquartered in Greeneville, Tennessee. Greene County Bank, founded in 1890, now has 46 branches throughout East and Middle Tennessee, one branch in Bristol, Virginia, one branch in western North Carolina, and a trust services office in Lebanon, Tennessee. Greene County Bank does business in Washington County, Tennessee as Washington County Bank; in Blount County and Knox County, Tennessee as American Fidelity Bank; in Montgomery County, Tennessee as Clarksville Community Bank; in Sumner County, Tennessee as First Independent Bank; in Rutherford County, Tennessee as Rutherford Bank and Trust; in Sullivan County, Tennessee as Sullivan County Bank and First Bristol Bank; in Hamblen County, Tennessee as Hamblen County Bank; in McMinn County, Tennessee as Bank of Athens and Bank of Niota; in Hawkins County, Tennessee as Hawkins County Bank and Bank of Bulls Gap; in Lawrence County, Tennessee as Bank of Lawrence County; in Cocke County, Tennessee as Cocke County Bank; in Loudon County, Tennessee as Community Bank of Loudon County; in Monroe County, Tennessee as Community Trust Bank; in the City of Bristol, Virginia as First Bristol Bank; in Davidson County and Williamson County, Tennessee as Middle Tennessee Bank & Trust; and in Wilson County, Tennessee as President's Trust. In addition, Greene County Bank also conducts separate businesses through three wholly owned subsidiaries: Superior Financial Services, Inc., a consumer finance company; GCB Acceptance Corporation, a consumer finance company specializing in subprime automobile lending; and Fairway Title Co., a title insurance company.

    This news release may contain forward-looking statements regarding Greene County Bancshares, Inc., as defined in Section 21E of the Securities Exchange Act of 1934. All forward-looking statements involve risk and uncertainty and actual results could differ materially from the anticipated results or other expectations expressed in the forward-looking statements. A discussion of factors that could cause actual results to differ materially from those expressed in the forward-looking statements is included in the Greene County Bancshares, Inc. filings with the Securities and Exchange Commission.


                    GREENE COUNTY BANCSHARES, INC.
                    Unaudited Financial Highlights
               (In thousands, except per share amounts)

                      Three Months Ended         Nine Months Ended
                         September 30,             September 30,
                    -----------------------   -----------------------
                       2005         2004         2005         2004
                    ----------   ----------   ----------   ----------
Interest income     $   22,115   $   16,142   $   61,553   $   47,941
Interest expense         7,567        3,730       19,606       11,666
                    ----------   ----------   ----------   ----------
Net interest income     14,548       12,412       41,947       36,275
Provision for
  loan losses            1,704        1,062        4,386        3,747
                    ----------   ----------   ----------   ----------
Net interest income
  after provision
  for loan losses       12,844       11,350       37,561       32,528
Noninterest income       3,796        3,020       10,435        9,184
Noninterest expense     10,691        9,211       31,388       26,736
                    ----------   ----------   ----------   ----------
Income before
  income taxes           5,949        5,159       16,608       14,976
Income taxes             2,273        1,946        6,283        5,636
                    ----------   ----------   ----------   ----------
Net income          $    3,676   $    3,213   $   10,325   $    9,340
                    ==========   ==========   ==========   ==========
Comprehensive
  income            $    3,639   $    3,418   $   10,193   $    9,226
                    ==========   ==========   ==========   ==========
Earnings per share:
  Basic             $     0.48   $     0.42   $     1.35   $     1.22
                    ==========   ==========   ==========   ==========
  Diluted           $     0.47   $     0.42   $     1.33   $     1.21
                    ==========   ==========   ==========   ==========

Weighted average shares:
  Basic                  7,711        7,645        7,671        7,657
                    ==========   ==========   ==========   ==========
  Diluted                7,805        7,710        7,765        7,725
                    ==========   ==========   ==========   ==========

Dividends declared
  per share         $     0.12   $     0.12   $     0.36   $     0.36
                    ==========   ==========   ==========   ==========

                                  Sept. 30,    Dec. 31,     Sept. 30,
                                    2005         2004         2004
                                 ----------   ----------   ----------
Total assets                     $1,405,580   $1,233,403   $1,120,228
Cash and cash equivalents            46,321       70,648       31,172
Investment securities                63,565       45,910       38,234
Loans, net(1)                     1,201,692    1,032,297      968,521
Deposits                          1,134,864      998,022      878,088
Shareholders' equity                160,307      108,718      108,014
Tangible shareholders'
  equity(2)                         137,176       85,023       87,506
Book value per share                  16.90        14.22        14.13
Tangible book value per
  share(2)                            14.46        11.12        11.45

(1) Includes loans held for sale.

(2) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.


                    GREENE COUNTY BANCSHARES, INC.
                 Condensed Consolidated Balance Sheets
               September 30, 2005 and December 31, 2004
        (Dollars in thousands except share and per share data)

                                             (Unaudited)
                                              Sept. 30,    Dec. 31,
                                                2005        2004(1)
                                             -----------  ----------
                ASSETS
                ------

 Cash and due from banks                    $    35,464  $   30,727

 Federal funds sold                              10,857      39,921

 Securities available-for-sale ("AFS")           53,778      35,318
 Securities held-to-maturity (with a
  market value of $3,394 and $4,506 on
  September 30, 2005 and December 31, 2004)       3,380       4,381

 FHLB, Bankers Bank and other stock, at cost      6,407       6,211

 Loans held for sale                              4,260       1,151

 Loans, net of unearned interest              1,215,072   1,046,867

   Less: allowance for loan losses              (17,640)    (15,721)
                                             -----------  ----------

   Net Loans                                  1,197,432   1,031,146
                                             -----------  ----------

 Bank premises and equipment, net of
     accumulated depreciation                    36,311      35,591

 Goodwill and other intangible assets            23,131      23,695

 Other assets                                    34,560      25,262

                                             -----------  ----------
      Total Assets                          $ 1,405,580  $1,233,403
                                             ===========  ==========

 LIABILITIES AND SHAREHOLDERS' EQUITY
 ------------------------------------

 Deposits                                   $ 1,134,864  $  998,022
 Repurchase agreements                           11,393      13,868
 FHLB advances and notes payable                 70,240      85,222
 Subordinated debentures                         13,403      10,310
 Accrued interest payable and other
  liabilities                                    15,373      17,263
                                             -----------  ----------

     Total Liabilities                        1,245,273   1,124,685
                                             -----------  ----------

         SHAREHOLDERS' EQUITY
         --------------------

 Common Stock: $2 par value, 15,000,000
  shares authorized; 9,485,949 and
  7,647,740 shares outstanding                   18,972      15,296
 Paid in Capital                                 64,634      24,160
 Retained Earnings                               76,860      69,289
 Accumulated Other Comprehensive
  Income (Loss)                                    (159)        (27)
                                             -----------  ----------

     Total Shareholders' Equity                 160,307     108,718
                                             -----------  ----------

     Total Liabilities &
      Shareholders' Equity                  $ 1,405,580  $1,233,403
                                             ===========  ==========

(1) Derived from Audited Consolidated Financial Statements.


                    GREENE COUNTY BANCSHARES, INC.
 Condensed Consolidated Statements of Income and Comprehensive Income
        Three and Nine Months Ended September 30, 2005 and 2004
                              (Unaudited)

       (Dollars in thousands except share and per share data)

                        Three Months Ended      Nine Months Ended
                          September 30,           September 30,
                      ----------------------  ----------------------
                          2005        2004        2005        2004
                      ----------  ----------  ----------  ----------

 Interest Income:
 ----------------
Interest and Fees
 on Loans            $   21,335  $   15,796  $   59,265  $   46,843
Interest on
 Investment
 Securities                 626         344       1,691       1,069
Interest on Federal
 Funds Sold and
 Interest-earning
 Deposits                   154           2         597          29
                      ----------  ----------  ----------  ----------
    Total Interest
     Income              22,115      16,142      61,553      47,941
                      ----------  ----------  ----------  ----------

 Interest Expense:
 -----------------
Interest on Deposits      6,285       2,665      16,048       8,857
Interest on Borrowings    1,282       1,065       3,558       2,809
                      ----------  ----------  ----------  ----------
    Total Interest
     Expense              7,567       3,730      19,606      11,666
                      ----------  ----------  ----------  ----------

    Net Interest
     Income              14,548      12,412      41,947      36,275

 Provision for Loan
  Losses                  1,704       1,062       4,386       3,747
                      ----------  ----------  ----------  ----------

Net Interest Income
 after Provision for
 Loan Losses             12,844      11,350      37,561      32,528
                      ----------  ----------  ----------  ----------

 Noninterest Income:
 -------------------
Service Charges,
 Commissions and Fees     3,159       2,436       8,137       7,349
   Other Income             637         584       2,298       1,835
                      ----------  ----------  ----------  ----------
     Total Noninterest
      Income              3,796       3,020      10,435       9,184
                      ----------  ----------  ----------  ----------

 Noninterest Expense:
 --------------------
Salaries and Benefits     5,366       4,800      15,710      13,971
Occupancy and Furniture
 and Equipment Expense    1,821       1,494       5,334       4,445
Other Expenses            3,504       2,917      10,344       8,320
                      ----------  ----------  ----------  ----------
     Total Noninterest
      Expense            10,691       9,211      31,388      26,736
                      ----------  ----------  ----------  ----------

Income Before Income
 Taxes                    5,949       5,159      16,608      14,976

Income Taxes              2,273       1,946       6,283       5,636
                      ----------  ----------  ----------  ----------

Net Income           $    3,676  $    3,213  $   10,325  $    9,340
                      ==========  ==========  ==========  ==========

Comprehensive Income $    3,639  $    3,418  $   10,193  $    9,226
                      ==========  ==========  ==========  ==========

 Per Share of Common Stock:
 --------------------------
Basic Earnings            $0.48       $0.42       $1.35       $1.22
                      ==========  ==========  ==========  ==========
Diluted Earnings          $0.47       $0.42       $1.33       $1.21
                      ==========  ==========  ==========  ==========
Dividends                 $0.12       $0.12       $0.36       $0.36
                      ==========  ==========  ==========  ==========

 Weighted Average Shares Outstanding:
 ------------------------------------

   Basic              7,710,871   7,644,544   7,670,502   7,657,078
                      ==========  ==========  ==========  ==========
   Diluted            7,805,458   7,710,335   7,765,343   7,724,756
                      ==========  ==========  ==========  ==========


                    GREENE COUNTY BANCSHARES, INC.
                   Consolidated Financial Highlights
                              (UNAUDITED)

        (Dollars in thousands except share and per share data)


                                    Sept. 30,    Dec. 31,      %
                                       2005        2004      Change
                                   ----------  ----------   --------
 Financial Condition Data:
 -------------------------

   Assets                         $1,405,580  $1,233,403      13.96%
   Loans, Net(1)                   1,201,692   1,032,297      16.41%
   Cash and Investments               99,029      76,637      29.22%
   Federal Funds Sold                 10,857      39,921     -72.80%
   Deposits                        1,134,864     998,022      13.71%
   FHLB advances and notes payable    70,240      85,222     -17.58%
   Subordinated debentures            13,403      10,310      30.00%
   Federal Funds Purchased and
    Repurchase Agreements             11,393      13,868     -17.85%
   Shareholders' Equity              160,307     108,718      47.45%
   Tangible Shareholders'
    Equity(2)                        137,176      85,023      61.34%

   Ratios:
   -------
     Book value per share             $16.90      $14.22      18.85%
     Tangible book value per share(2) $14.46      $11.12      30.04%
     Average equity to average assets   8.58%       9.47%     -9.40%
     Dividend payout ratio             26.67%      38.86%(3) -31.37%


(1) Includes loans held for sale.

(2) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.

(3) Includes special dividend of $.13 per share paid in December 2004.



                Three Months Ended          Nine Months Ended
                   September 30,              September 30,
               -------------------         -------------------
                  2005      2004   %Change    2005      2004   %Change
               --------- --------- ------- --------- --------- -------
Operating Data:
---------------

Total Interest
 Income        $ 22,115  $ 16,142   37.00% $ 61,553  $ 47,941   28.39%
Total Interest
 Expense          7,567     3,730  102.87%   19,606    11,666   68.06%
               --------- --------- ------- --------- --------- -------
Net Interest
 Income          14,548    12,412   17.21%   41,947    36,275   15.64%
Provision for
 Loan Losses      1,704     1,062   60.45%    4,386     3,747   17.05%
               --------- --------- ------- --------- --------- -------
Net Interest
 Income After
 Provision for
 Loan Losses     12,844    11,350   13.16%   37,561    32,528   15.47%
Non-Interest
 Income           3,796     3,020   25.70%   10,435     9,184   13.62%
Non-Interest
 Expense         10,691     9,211   16.07%   31,388    26,736   17.40%
               --------- --------- ------- --------- --------- -------
Income Before
 Income Taxes     5,949     5,159   15.31%   16,608    14,976   10.90%
               --------- --------- ------- --------- --------- -------
Income Tax
 Expense          2,273     1,946   16.80%    6,283     5,636   11.48%
               --------- --------- ------- --------- --------- -------
Net Income     $  3,676  $  3,213   14.41% $ 10,325  $  9,340   10.55%
               ========= ========= ======= ========= ========= =======

Comprehensive
 Income        $  3,639  $  3,418    6.47% $ 10,193  $  9,226   10.48%
               ========= ========= ======= ========= ========= =======

Per Share of
 Common Stock:
 -------------
Basic Earnings $   0.48  $   0.42   14.29% $   1.35  $   1.22   10.66%
               ========= ========= ======= ========= ========= =======
Diluted
 Earnings      $   0.47  $   0.42   11.90% $   1.33  $   1.21    9.92%
               ========= ========= ======= ========= ========= =======
Dividends      $   0.12  $   0.12    0.00% $   0.36  $   0.36    0.00%
               ========= ========= ======= ========= ========= =======

Weighted Average
 Shares Outstanding:
 -------------------

Basic         7,710,871  7,644,544        7,670,502  7,657,078
              =========  =========        =========  =========
Diluted       7,805,458  7,710,335        7,765,343  7,724,756
              =========  =========        =========  =========



                                    Three Months        Nine Months
                                       Ended               Ended
                                   September 30,       September 30,
                                  ----------------    ----------------
                                    2005     2004       2005     2004
                                  -------  -------    -------  -------
 Key Financial Ratios:
 ---------------------

   Return on Average Assets         1.07%    1.15%      1.04%    1.11%
   Return on Average
    Shareholders' Equity           12.52%   11.91%     12.08%   11.77%
   Return on Average Tangible
    Shareholders' Equity(1)        15.60%   14.72%     15.21%   14.64%
   Interest Rate Spread             4.23%    4.60%      4.30%    4.52%
   Net Interest Margin              4.54%    4.82%      4.58%    4.73%
   Efficiency Ratio                58.28%   59.69%     59.92%   58.81%

(1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.



                              As of September 30,    As of Dec. 31,
                              -------------------    -------------
                                2005       2004           2004
                              --------   --------    -------------
 Asset Quality Ratios:
 ---------------------
Nonperforming Loans as a
 Percentage of Total Loans,
  net of Unearned Income         0.58%      0.83%         0.66%
Nonperforming Assets as a
 Percentage of Total Assets      0.75%      1.10%         0.69%
Allowance for Loan Losses
 as a Percentage of Total Loans,
 net of Unearned Income          1.45%      1.51%         1.50%
Allowance for Loan Losses
 as a Percentage of
 Nonperforming Assets          166.27%    120.52%       185.56%
Net Charge-Offs to Average
 Total Loans, Net of
 Unearned Income                 0.29%      0.47%         0.51%


                    GREENE COUNTY BANCSHARES, INC.
                   Consolidated Financial Highlights
                          September 30, 2005
                              (UNAUDITED)




 Nonperforming Assets and Net Charge-offs
 ----------------------------------------

 As of and for the nine months
  ended September 30, 2005               Bank       Other       Total
  ------------------------          -----------  ----------  ---------
   Loans past due 90 days and
    still accruing                  $    1,077  $        -  $   1,077
   Nonaccrual loans                      5,506         517      6,023
   Other real estate owned and
    repossessed assets                   3,247         262      3,509
                                     ----------  ----------  ---------
       Total nonperforming assets   $    9,830  $      779  $  10,609
                                     ==========  ==========  =========

   Annualized net charge-offs       $    1,959  $    1,329  $   3,288
                                     ==========  ==========  =========

 As of and for the nine months
 ended September 30, 2004                Bank       Other       Total
 ------------------------            ----------  ----------  ---------
   Loans past due 90 days and
    still accruing                  $      965  $        -  $     965
   Nonaccrual loans                      6,520         708      7,228
   Other real estate owned and
    repossessed assets                   3,789         340      4,129
                                     ----------  ----------  ---------
       Total nonperforming assets   $   11,274  $    1,048  $  12,322
                                     ==========  ==========  =========

   Annualized net charge-offs       $    2,892  $    1,723  $   4,615
                                     ==========  ==========  =========

 As of and for the year
  ended December 31, 2004                Bank       Other       Total
  -----------------------            ----------  ----------  ---------
   Loans past due 90 days and
    still accruing                  $      664  $        -  $     664
   Nonaccrual loans                      5,536         706      6,242
   Other real estate owned and
    repossessed assets                   1,306         260      1,566
                                     ----------  ----------  ---------
       Total nonperforming assets   $    7,506  $      966  $   8,472
                                     ==========  ==========  =========

   Net charge-offs                  $    3,418  $    1,624  $   5,042
                                     ==========  ==========  =========




 Asset Quality Ratios
 --------------------

 As of and for the nine months
  ended September 30, 2005                 Bank    Other  Consolidated
  ------------------------                ------- ------- ------------
Nonperforming loans as a percentage
 of total loans, net of unearned income    0.54%   1.69%      0.58%
Nonperforming assets as a percentage of
 total assets                              0.70%   1.85%      0.75%
Allowance for loan losses as a percentage
 of total loans, net of unearned income    1.26%   7.92%      1.45%
Allowance for loan losses as a percentage
 of nonperforming assets                 154.79% 311.17%    166.27%
Annualized net charge-offs to average
 total loans, net of unearned income       0.17%   4.21%      0.29%


 As of and for the nine months
  ended September 30, 2004                 Bank    Other  Consolidated
  ------------------------                ------- ------- ------------
Nonperforming loans as a percentage
 of total loans, net of unearned income    0.77%   2.24%      0.83%
Nonperforming assets as a percentage of
 total assets                              1.01%   3.18%      1.10%
Allowance for loan losses as a percentage
 of total loans, net of unearned income    1.25%   8.28%      1.51%
Allowance for loan losses as a percentage
 of nonperforming assets                 108.50% 249.81%    120.52%
Annualized net charge-offs to average
 total loans, net of unearned income       0.30%   5.31%      0.47%


 As of and for the year
  ended December 31, 2004                  Bank    Other  Consolidated
  -----------------------                 ------- ------- ------------
Nonperforming loans as a percentage of
 total loans, net of unearned income       0.60%   2.22%      0.66%
Nonperforming assets as a percentage of
 total assets                              0.61%   2.90%      0.69%
Allowance for loan losses as a percentage
 of total loans, net of unearned income    1.27%   7.77%      1.50%
Allowance for loan losses as a percentage
 of nonperforming assets                 176.54% 255.69%    185.56%
Net charge-offs to average total loans,
 net of unearned income                    0.35%   5.04%      0.51%


                    GREENE COUNTY BANCSHARES, INC.
         Condensed Average Balances, Interest Rates and Yields
                          September 30, 2005



                                 Three Months Ended
                                    September 30,
               -------------------------------------------------------
                            2005                        2004
               --------------------------- ---------------------------

                Average            Average  Average            Average
                Balance   Interest  Rate    Balance   Interest  Rate
               ---------- -------- ------- ---------- -------- -------

Interest-earning
    assets:
   ---------

 Loans          1,190,852  21,335    7.11%   986,540   15,796    6.37%
 Investment
  securities       62,860     626    3.95%    38,084      344    3.59%
 Other short-term
  investments      18,123     154    3.37%       708        2    1.12%
                --------- -------- ------- ---------- -------- -------
Total interest-
 earning assets 1,271,835  22,115    6.90% 1,025,332   16,142    6.26%
                --------- -------- ------- ---------- -------- -------

 Non-interest
  earning assets  104,047                     95,583
                ---------                  ----------
  Total assets  1,375,882                  1,120,915
                =========                  ==========


 Interest-bearing liabilities:
 ----------------------------
   Deposits:
   ---------
Now accounts,
 money market
 and savings      406,431    1,449   1.41%   323,058      395    0.49%
 Time deposits    611,800    4,836   3.14%   442,605    2,270    2.04%
                  --------  ------- ------- ---------- -------- ------
Total interest
bearing-deposits 1,018,231   6,285   2.45%   765,663    2,665    1.38%
                 ---------  ------- ------- ---------- -------- ------

Securities sold under
 repurchase and
 short-term
 borrowings         13,551      98   2.87%    17,050       45    1.05%
Notes payable       91,493   1,184   5.13%   111,614    1,020    3.64%
                 ---------  ------- ------- --------- -------- -------
 Total interest-
  bearing
  liabilities    1,123,275   7,567   2.67%   894,327    3,730    1.66%
                 ---------- -------- ------ --------- -------- -------


Non-Interest Bearing Liabilities:
---------------------------------

Demand Deposits    120,460                   105,343
Other Liabilities   14,686                    13,359
                   -------                   -------
Total Non-Interest
 Bearing
 Liabilities       135,146                   118,702
                   -------                   -------

Total liabilities 1,258,421                 1,013,029
                  ---------                 ---------

Shareholders'
 equity            117,461                   107,886

Total liabilities
 & shareholders'
 equity           1,375,882                 1,120,915
                  =========                 =========

Net interest income           14,548                    12,412
                              ======                    ======

Interest rate spread                  4.23%                      4.60%
                                      =====                      =====

Net yield on
 interest-earning
 assets                               4.54%                      4.82%
                                      =====                      =====



                                   Nine Months Ended
                                     September 30,
                 -----------------------------------------------------
                             2005                       2004
                 --------------------------- -------------------------

                  Average           Average  Average           Average
                  Balance  Interest  Rate    Balance  Interest  Rate
                 --------- -------- ------- --------- -------- -------

Interest-earning
    assets:
   ---------

 Loans           1,137,400  59,265   6.97%   979,946   46,843    6.39%
 Investment
  securities        58,229   1,691   3.88%    40,118    1,069    3.56%
 Other short-term
  investments       28,446     597   2.81%     4,110       29    0.94%
                 --------- -------- ------ ---------- -------- -------
Total interest-
 earning assets  1,224,075  61,553   6.72% 1,024,174   47,941    6.25%
                 --------- -------- ------ ---------- -------- -------

 Non-interest
  earning assets   103,577                    98,509
                 ---------                 ----------
  Total assets   1,327,652                 1,122,683
                 =========                 ==========


 Interest-bearing liabilities:
 -----------------------------
   Deposits:
   ---------
Now accounts,
 money market
 and savings       399,016   3,476   1.16%   334,421    1,200    0.48%
Time deposits      578,403  12,572   2.91%   463,710    7,657    2.21%
                 --------- ------- ------- ---------- -------- -------
Total interest
 bearing-deposits  977,419  16,048   2.20%   798,131    8,857    1.48%
                 --------- ------- ------- ---------- -------- -------

Securities sold
 under repurchase
 and short-term
 borrowings         15,646     282   2.41%    16,901      112    0.89%
Notes payable       88,342   3,276   4.96%    85,203    2,697    4.23%

                 --------- ------- ------- ---------- -------- -------
Total interest-
 bearing
 liabilities     1,081,407  19,606   2.42%   900,235   11,666    1.73%
                 --------- ------- ------- ---------- -------- -------


Non-Interest Bearing Liabilities:
---------------------------------
Demand Deposits    117,930                   103,624
Other Liabilities   14,387                    12,984
                 ---------                   --------
Total
 Non-Interest
 Bearing
 Liabilities       132,317                   116,608
                 ----------                  --------

 Total
  liabilities    1,213,724                 1,016,843
                 ----------                ----------

Shareholders'
 equity            113,928                   105,840

Total liabilities
 & shareholders'
 equity          1,327,652                 1,122,683
                 ==========                ==========

 Net interest income        41,947                     36,275
                            ======                     ======

 Interest rate spread              4.30%                      4.52%
                                   =====                      =====

 Net yield on
  interest-earning
  assets                           4.58%                      4.73%
                                   =====                      =====


                    GREENE COUNTY BANCSHARES, INC.
                   Consolidated Financial Highlights
                          September 30, 2005
                              (UNAUDITED)

----------------------------------------------------------------------
                     September 30, 2005  December 31, 2004
                     ------------------  ------------------
 Loans                Balance      %      Balance      %      %Change
 -----               ---------- -------  ---------- -------  ---------
 Commercial         $  224,021   18.29% $  165,975   15.70%     34.97%
 Commercial real
  estate               612,731   50.02%    484,088   45.79%     26.57%
 Residential real
  estate               302,693   24.71%    319,713   30.24%     -5.32%
 Consumer               81,747    6.67%     82,532    7.81%     -0.95%
 Other                   3,707    0.30%      4,990    0.47%    -25.71%
                     ---------- -------  ---------- -------  ---------
                     1,224,899  100.00%  1,057,298  100.00%     15.85%
                                =======             =======  =========

   Less: Unearned
    interest income     (9,827)            (10,431)
                     ----------          ----------
     Total          $1,215,072          $1,046,867
                     ==========          ==========


 Loan Balances by Banking Units and
  Operating Subsidiaries
 ------------------------

                     September 30, 2005  December 31, 2004
                     ------------------  ------------------
                        Loan     % to       Loan     % to
                      Balance    Total    Balance    Total
                                 Loans               Loans    %Change
                     ---------- -------- ---------- --------  --------

 Greene County Bank $  113,899    9.37% $  119,437   11.40%     -4.64%
 American
  Fidelity Bank        404,777   33.31%    311,300   29.74%     30.03%
 Bank of Athens         51,437    4.23%     44,131    4.22%     16.56%
 Bank of Bulls Gap       5,341    0.44%      5,523    0.53%     -3.30%
 Bank of Niota          10,669    0.88%     14,415    1.38%    -25.99%
 Cocke County Bank       6,228    0.51%      6,341    0.61%     -1.78%
 Community Bank of
  Loudon County         22,984    1.89%     24,718    2.36%     -7.02%
 Community Trust Bank   10,433    0.86%     15,020    1.43%    -30.54%
 First Bristol Bank     54,057    4.45%     40,322    3.85%     34.06%
 First Independent
  Bank                  63,930    5.26%     59,786    5.71%      6.93%
 Hamblen County Bank    50,999    4.20%     56,505    5.40%     -9.74%
 Hawkins County Bank    32,149    2.65%     31,012    2.96%      3.67%
 Bank of Lawrence
  County                25,030    2.06%     28,367    2.71%    -11.76%
 Middle Tennessee
  Bank and Trust        79,172    6.52%     22,708    2.17%    248.65%
 Rutherford Bank
  and Trust             78,037    6.42%     77,401    7.39%      0.82%
 Sullivan County Bank   18,412    1.52%     20,759    1.98%    -11.31%
 Washington County
  Bank                 156,913   12.91%    137,319   13.12%     14.27%

 GCB Acceptance
  Corporation           12,212    1.01%     12,548    1.20%     -2.68%
 Superior Financial
  Services, Inc.        18,393    1.51%     19,255    1.84%     -4.48%

                     ---------- -------  ---------- -------  ---------
     Totals         $1,215,072  100.00% $1,046,867  100.00%     16.07%
                     ========== =======  ========== =======  =========


----------------------------------------------------------------------
                     September 30, 2005  December 31, 2004
                     ------------------  ------------------
 Deposits             Balance      %      Balance      %       %Change
 --------            ---------- -------  ---------- -------  ---------
 Non-interest
  bearing demand    $  130,634   11.51% $  109,956   11.03%     18.81%
 Interest bearing
  demand               203,136   17.90%    203,442   20.38%     -0.15%
 Money market and
  savings              208,696   18.39%    169,081   16.94%     23.43%
 Retail time           394,000   34.72%    369,318   37.00%      6.68%
 Jumbo time            198,398   17.48%    146,225   14.65%     35.68%
                     ---------- -------  ---------- -------  ---------
   Total            $1,134,864  100.00% $  998,022  100.00%     13.71%
                     ========== =======  ========== =======  =========


Deposit Balances by Banking Units and Operating Subsidiaries
------------------------------------------------------------

                     September 30, 2005  December 31, 2004
                     ------------------  ------------------
                      Balance      %      Balance      %      %Change
                     ---------- -------  ---------- -------  ---------
 Greene County Bank $  315,900   27.84% $  281,738   28.24%     12.13%
 American Fidelity
  Bank                 178,046   15.69%    159,860   16.02%     11.38%
 Bank of Athens         27,624    2.43%     21,737    2.18%     27.08%
 Bank of Bulls Gap      16,293    1.44%     16,104    1.61%      1.17%
 Bank of Niota          18,018    1.59%     16,484    1.65%      9.31%
 Cocke County Bank      28,129    2.48%     19,753    1.98%     42.40%
 Community Bank of
  Loudon County         27,584    2.43%     26,309    2.64%      4.85%
 Community Trust Bank    6,962    0.61%      6,732    0.67%      3.42%
 First Bristol Bank     47,949    4.23%     24,173    2.42%     98.36%
 First Independent
  Bank                 113,803   10.03%    120,422   12.07%     -5.50%
 Hamblen County Bank    48,964    4.31%     38,509    3.86%     27.15%
 Hawkins County Bank    47,302    4.17%     46,088    4.62%      2.63%
 Bank of Lawrence
  County                71,735    6.32%     68,713    6.88%      4.40%
 Middle Tennessee
  Bank and Trust        34,041    3.00%      7,882    0.79%    331.88%
 Rutherford Bank
  and Trust             54,868    4.83%     60,028    6.01%     -8.60%
 Sullivan County Bank   15,371    1.35%     14,196    1.42%      8.28%
 Washington County
  Bank                  82,275    7.25%     69,294    6.94%     18.73%

 GCB Acceptance
  Corporation                -    0.00%          -    0.00%         -
 Superior Financial
  Services, Inc.             -    0.00%          -    0.00%         -

                     ---------- -------  ---------- -------  ---------
                    $1,134,864  100.00% $  998,022  100.00%     13.71%
                     ========== =======  ========== =======  =========


    CONTACT: Greene County Bancshares, Inc.
             William F. Richmond, 423-278-3050